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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements. File Nos. 2-78766, 2-87728, 33-23415 and 33-57548.




                                                 ARTHUR ANDERSEN LLP
Cincinnati, Ohio,
June 29, 1998.



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